UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

RRI ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 357-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “RRI Energy” refers to RRI Energy, Inc., and “we,” “us” and “our” refer to RRI Energy and its consolidated subsidiaries.
Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03 below is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
On November 23, 2010, RRI Energy entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of January 15, 2001, between RRI Energy and JPMorgan Chase Bank, N.A., successor to The Chase Manhattan Bank and resigning as rights agent pursuant to the Amendment, and Computershare Trust Company, N.A., as successor rights agent (as amended, the “Rights Agreement”). The Rights Agreement governs the terms of each right (a “Right”) that has been issued with each share of common stock of RRI Energy. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share of Series A Preferred Stock, par value $.001 per share, at a purchase price of $150 per fractional share, subject to adjustment, upon the terms and conditions set forth in the Rights Agreement (and as further described below).
The board of directors of RRI Energy approved the amendment in an effort to preserve RRI Energy’s net operating losses (“NOLs”) from substantial limitations contained in section 382 of the Internal Revenue Code (“IRC”). IRC section 382 limits the amount of NOLs that can be used in any one year following an “ownership change,” as defined under section 382. In general, an “ownership change” occurs where there is a greater than 50-percentage point change in ownership of a company’s stock by shareholders owning (or deemed to own under section 382) 5% or more of such company’s stock.
The Amendment amends the definition of “Acquiring Person” in the Rights Agreement to mean any Person (as defined in the Rights Agreement) who or which, together with all Affiliates and Associates (each as defined in the Rights Agreement) of such Person, is the Beneficial Owner (as defined in the Rights Agreement) of 4.99% or more of the common stock of the Company then outstanding, subject to certain exceptions. Certain institutional holders, such as mutual fund companies, that hold RRI Energy stock on behalf of several individual mutual funds where no single fund owns 4.99% or more of RRI Energy stock, are not included in the amended definition of “Beneficial Owners.” Inadvertent acquisitions of RRI Energy common stock will not result in a Person becoming an Acquiring Person, provided that the acquisition does not result in the loss or impairment of Tax Benefits (as defined in the Rights Agreement) and the Person promptly divests itself of sufficient common stock. Further, a Person shall not become an Acquiring Person as a result of a transaction for which it obtained the prior written approval of the Company, or if the board of directors determines, in light of the intent and purposes of the Rights Agreement or other circumstances facing the Company, that such Person shall not be deemed to be an Acquiring Person.
The Amendment also exempts Persons who are existing 4.99% stockholders at the time of the Amendment or who become 4.99% stockholders solely as a result of the proposed merger with Mirant Corporation. However, any such Person would become an Acquiring Person if it purchases any additional shares of common stock.
The Amendment does not change the effects of the Rights Agreement on holders of Rights in the event there is an Acquiring Person. If a Person becomes an Acquiring Person under the Rights Agreement, the holder of each Right (other than the Acquiring Person and its affiliates and associates) will be entitled to purchase the number of shares of Preferred Stock equal to $150 (subject to adjustment from time to time) divided by one half of the market price of common stock at that time. As an alternative, the board of directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (other than those held by the Acquiring Person and its affiliates and associates) for common stock at an exchange ratio of one share of common stock per Right (subject to adjustment from time to time). If a Person becomes an Acquiring Person, such Person may experience substantial dilution to its holdings through the exercise of Rights by the holders of Rights or the exchange, if elected by the Board, of Rights for common stock.
The Amendment makes technical changes to the Rights Agreement and amends certain definitions, including those of “Affiliate,” “Associate,” “Beneficial Owner” and “Person,” with appropriate definitions consistent with the IRC. The Amendment also effects the resignation of JPMorgan Chase as Rights Agent and the appointment of Computershare as successor Rights Agent.

The Rights will expire on the earliest of: (i) November 23, 2013, (ii) the time at which the Rights are redeemed or exchanged by the Company, or expire following a Flip-Over Event (as defined in the Rights Agreement), (iii) the adjournment of the 2011 annual meeting of stockholders of the Company, if the stockholders have not approved the Rights Agreement, (iv) the repeal of section 382 of the IRC or any successor statute if the board of directors of the Company determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, and (v) the date on which the board of directors determines that no Tax Benefits may be carried forward.
This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto, which are incorporated herein by reference.
A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 4.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

4.1	Amendment No. 1 to Rights Agreement, by and between RRI Energy, JPMorgan Chase Bank, N.A., and Computershare Trust Company, N.A., dated November 23, 2010

99.1	Press Release issued by RRI Energy on November 23, 2010
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, possible transactions, dispositions, financings or offerings, and our view of economic and market conditions. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “think,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, statements about the benefits of the proposed merger involving us and Mirant Corporation, including our future financial position and operating results and the expected timing or ability to obtain necessary approvals and satisfy conditions to complete the merger and the related financings, legislative, regulatory and/or market developments, our ability to use our net operating losses and other deferred tax assets to reduce future tax payments, the possibility that the merger may result in a substantial limitation to our NOLs, the possibility that the Rights Agreement may fail to dissuade an investor from effecting an “ownership change” by either increasing or reducing its ownership of shares of our common stock, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emission allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness and other factors we discuss or refer to in the “Risk Factors” sections of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC). Our filings and other important information are also available on the Investor Relations page of our website at www.rrienergy.com. Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It
This report does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between us and Mirant Corporation, we filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of us and Mirant and that also constitutes a prospectus of us. The registration statement was declared effective by the SEC on September 13, 2010. We urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from our website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings,” and from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI ENERGY, INC. (Registrant)
Date: November 23, 2010	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit
Number	Description

4.1	Amendment No. 1 to Rights Agreement, by and between RRI Energy, JPMorgan Chase Bank, N.A., and Computershare Trust Company, N.A., dated November 23, 2010

99.1	Press Release issued by RRI Energy on November 23, 2010